UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C.   20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   October 30, 2009

CENTRAL VERMONT PUBLIC SERVICE CORPORATION
(Exact name of registrant as specified in its charter)

Vermont (State or other jurisdiction of incorporation)	1-8222 (Commission File Number)	03-0111290 (IRS Employer Identification No.)

77 Grove Street, Rutland, Vermont               05701
(Address of principal executive offices)          (Zip Code)

Registrant’s telephone number, including area code (800) 649-2877

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

This presentation will be conducted at the Edison Electric Institute Financial Conference in Hollywood, Florida before an audience of electric industry analysts and industry professionals on November 1-3, 2009.

Edison Electric Institute Financial Conference
Hollywood, FL Nov. 1-3, 2009
Presented by Robert Young and Pamela Keefe

Safe Harbor Statement
Statements contained in this presentation that are not historical fact are forward-looking statements within the meaning of the safe harbor provisions under the Private Securities Litigation Reform Act of 1995.  Whenever used in this presentation, the words “estimate,” “expect,” “believe,” or similar expressions are intended to identify such forward-looking statements.  Forward-looking statements involve estimates, assumptions, risks and uncertainties that could cause actual results or outcomes to differ materially from those expressed in the forward-looking statements.  Actual results will depend upon, among other things, the actions of regulators, performance of the Vermont Yankee nuclear power plant, effects of and changes in weather and economic conditions, volatility in wholesale power markets, our ability to maintain our current credit ratings, performance of our unregulated business, and other considerations such as the operations of ISO-New England, changes in the cost or availability of capital, authoritative accounting guidance, and the effect of the volatility in the equity markets on pension benefit and other costs.  We cannot predict the outcome of any of these matters; accordingly, there can be no assurance that such indicated results will be realized.  We undertake no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise.

Investor Contact Information

Pamela J. Keefe
Sr. Vice President, CFO & Treasurer
(802) 747-5435
e-mail: pkeefe@cvps.com

CVPS Profile

• Vermont’s largest integrated electric utility
• CVPS serves approximately 159,000 customers in a territory covering half of the area of Vermont
• Rural service territory of 18 customers per mile of line

Credit Ratings	Standard & Poor’s
Corporate Credit Rating	BB+ / Stable
First Mortgage Bonds	BBB+
Preferred Stock	B+

COMMON STOCK PROFILE (NYSE: CV) Quarter Ended September 30, 2009
Market Capitalization Book Value Market-to-Book 52-week range P/E Ratio (TTM) Debt % - Equity % Average Daily Volume Shares Outstanding Annualized Dividend Yield	$225.6M $19.56 0.99 $15.16-$26.32 12.45 43% - 57% 86,897 11,687,099 4.77%

Today’s Discussion Topics
Attributes and recent accomplishments
Key measures of success
Regulatory update
Future energy planning considerations
Customer satisfaction
Infrastructure investments
Financial position and performance
Long-term strategy

Attributes & Recent Accomplishments
Lowest rates among major utilities in New England
Awarded $31M by DOE for CVPS SmartPowerTM program
CVPS Cow PowerTM :  DOE 2009 Utility Green Power Program of the Year
Ranked second in East Region Midsize segment for customer satisfaction in 2009 J.D. Power survey
Met or exceeded Vermont’s 17 service quality and reliability standards for fourth straight year
Among lowest carbon-emitting power mixes in the U.S.
2007 and 2008 EEI Emergency Recovery Awards
Customer transactional satisfaction rated over 90%
Business Process Review conducted in 2008 by Huron Consulting generally confirmed the Company’s business practices are effective

Key Measures of Success
Keep customer rates low while maintaining superior reliability
Meet service quality standards
Achieve positive regulatory outcomes
Gained approval of Alternative Regulation Plan
Maintain positive, productive relationship with regulators
Participating in Integrated Resource Planning (IRP) process to develop regulatory consensus on future power supply choices
Secure stable, long-term, clean, competitively priced energy supplies
Negotiate future contracts with Entergy-Vermont Yankee and Hydro-Quebec
Meet Vermont’s renewable requirements
Increase rate base on which shareholders earn a return
Complete capital projects through Asset Management Plan, including CVPS SmartPower™
Continue capital investments in Velco
Restore corporate credit rating to investment grade
Currently BB+ from S&P

Regulatory Update
Alternative Regulation Plan Approved
2009 through 2011; can petition for extension thereafter
        Working with consumer advocate and other VT stakeholders to plan for smart grid technologies
July 1, 2009:  VT PSB proposal for decision on state-wide MOU would allow pre-approval of smart grid investments
August 2009:  Submitted detailed application for federal stimulus along with the other VT utilities ($133M statewide project cost; requested 50% from DOE)
October 2009:  DOE awarded the full requested amount to the VT utilities - $69M ($31M for CV’s part of the project)
Submitted detailed plan for PSB approval of scope, schedule and cost recovery

Other VT regulatory issues
         IRP
Detailed portfolio evaluation scoring method developed
Used to evaluate proposals received in recent market-wide solicitation; incorporates input from consumer advocate
        Vermont ‘e-State’ Initiative
Governor Douglas established a goal that “by 2010, Vermont will be the first true ‘e-state’ – the first state to provide universal cellular and broadband coverage everywhere and anywhere within its borders”
Federal stimulus funding request of VT utilities is part of the ‘e-state’ initiative
        Feed-in Tariff
2009 VT law establishes standard contract rates for new renewable energy projects with a capacity of <2.2 MW
Standard rates range for $0.125 to $0.30 per kWh depending on energy source

2008 CVPS ENERGY SOURCES
Nuclear	49.6%
Hydro	39.1%
Oil	1.1%
Wood	3.7%
CVPS Cow Power	0.2%
Other	6.3%

2008 U.S. ENERGY SOURCES*
Coal	48.5%
Gas	21.6%
Nuclear	19.6%
Hydro	6.0%
Renewables	3.0%
Oil	1.1%
Other	0.1%
*Source: Energy Information Administration, Annual Energy Review 2008, rounded to tenths of a percent.

Future Energy Planning Considerations
Regulatory input incorporated in evaluation and acquisition methods during the IRP process
Evaluation Score card for new power sources
Initial screen:  consistency with CVPS achieving investment grade credit status
Portfolio expected cost and cost variability – 60% weight
Renewable/sustainable resource – 40% weight
Environmental impacts – 40% weight
Energy, technology and source diversity – 40% weight
Reliability characteristics – 40% weight

Long-Term Contract Negotiations Continuing
Hydro-Quebec
Contract proposal with Hydro-Quebec expected in 2009 or 2010
Contract may contain wind energy, in addition to hydro
Building capacity for power export a significant economic strategy for Province of Quebec, as well as Hydro-Quebec
Vermont Yankee
Existing purchased power source for CVPS ending in 2012
Contract proposal from Entergy expected by year end 2009
NRC final decision on license extension expected in 2009
State legislative approval required under previous agreement with Entergy.  Vote expected in 2010.
Existing 10 year Revenue Sharing Agreement acts like a power asset for CV but may be converted into new 20 year PPA
     Insurance against higher (>$61mWh) future power prices from 2012 to 2022)
If VY is relicensed, CV is willing to purchase 100 MW annually under a long-term purchase power agreement (currently purchase 180 MW)

New Portfolio Options
Resource Solicitation
“Joint RFP” with Green Mountain Power and Vermont Electric Coop for 100 MW
41 Proposals evaluated
5 Finalists selected
2 Contracts executed; 1 pending
Development risk associated with 2 of those projects

        Additional RFPs expected over the next several years to complement results of the long-term contract negotiations

        “Contingent RFP” with Green Mountain Power for 150 MW
Contingent on future status and purchase from Vermont Yankee
3 Finalists selected
Resolution expected in 2010

Possible Future Vermont-Based Generation
          Joint utility feasibility study results released in August 2008 indicate:
A single large plant or several medium-sized baseload plants may warrant consideration given costs, transmission constraints and energy needs
Renewable resources could play important role in addressing Vermont’s potential supply gap
CV and other Vermont utilities have not concluded whether to pursue construction of new Vermont-based generation plants
CV may support development of new, medium-sized, baseload, in-state generation; and remains interested in power purchase opportunities, if developed

Superior customer service – 2009 JD Power East Region customer survey Overall Satisfaction
Central Maine Power	649
Southern Maryland Electric Cooperative	643
PPL Electric Utilities	641
Central Vermont Public Service	618
Penelec	618
Pepco	617
Rochester Gas & Electric	613
Allegheny Power	608
Public Service Electric and Gas	608
Met-Ed	605
PECO Energy	604
Public Service of New Hampshire	604
Penn Power	598
NSTAR	597
East Region	593
Western Massachusetts Electric	592
New York State Electric & Gas	589
Atlantic City Electric	588
Appalachian Power	587
United Illuminating	587
Con Edison Company of New York	586
Jersey Central Power & Light	581
Orange & Rockland	579
Duquesne Light	576
National Grid	575
Baltimore Gas & Electric	574
Connecticut Light & Power	571
Central Hudson Gas & Electric	565
Delmarv Power	564
Long Island Power Authority	552
* Small Sample **Insufficient Sample

Transactional Customer Service Maintained at Superior Levels
CVPS Transactional Customer Satisfaction – 9 Qtrs
July 07	92%
Oct 07	88%
Jan 08	93%
Apr 08	90%
July 08	92%
Oct 08	93%
Jan 09	89%
Apr 09	93%
July 09	90%
GOAL:	80%

Q2 2009 Financial Results (All numbers in 000s except per share)	Q2 2009	Q2 2008	YTD 2009	YTD 2008
Operating Revenues
Retail sales	$63,382	$65,573	$137,465	$140,979
Resale sales	$17,131	16,177	$31,064	$29,679
Other	$2,114	$2,737	$4,825	$5,053
Total operating revenue	$82,627	$84,487	$173,354	$175,711
Operating Expenses
Purchased power	$38,605	$41,282	$80,215	$84,188
Other operating expenses	$38,499	$38,116	$78,117	$78,143
Income tax expense	$760	$846	$3,636	$2,705
Total operating expense	$77,864	80,244	161,968	165,036
Equity in Earnings of Affiliates	$4,431	$4,014	$8,876	$8,199
Net Income	$5,497	4,001	12,369	9,909
Earnings per share of common stock – diluted	$0.46	0.38	1.04	0.94
** CV third quarter earnings will be released on Friday November 6 **

Dollars in thousands, except per share amounts

Liquidity & Financing

Cash Flows	June 2009	June 2008
Cash and cash equivalents at beginning of period	$6,722	$3,803
Cash provided by operating activities	$20,542	$15,897
Cash used for investing activities	(13,223)	(15,877)
Cash provided by (used for) financing activities	(5,083)	2,739
Cash and cash equivalents at end of period	$8,958	$6,562
Forecast Velco investment of ~ $21M in December 2009 $5.5M of debt maturing in December 2009

Rate Base Growth CVPS RATE BASE – ACTUAL AND PROJECTED

Dollars in millions	2005	2006	2007	2008	2009	2010	2011	2012	2013	2014
Projected Rate Base	$236	$236	$302	$344	$381	$433	$490	$528	$562	$585
Projected CAGR of 8.95% from 2009-2014 (Will be adjusted to reflect SmartPower stimulus grant – details pending)

Major Capital Investments Necessary
Electric utilities most capital intensive sector in the economy, according to U.S. Dept. of Commerce Office of Economic Analysis
Capital improvements essential to maintain reliable electric service
Aging T&D system; many segments 30 to 50 years old
System reliability is essential to Vermont’s economy
     Automation requires uninterrupted power
     Aging state population relies more on power for basic daily living

Capital Spending Trends

HISTORIC & PROJECTED CAPITAL SPENDING
2005	$17.5
2006	$18.0
2007	$23.0
2008	$36.8
2009	$30.2
2010	$47.6
2011	$61.1
2012	$53.5
2013	$37.0
2014	$36.6

Historical spending has not been inflated to 2009 dollars. Projected spending includes inflationary assumptions.

VELCO Investment Background
Vermont’s transmission operator
Approx $450M of construction planned or underway
FERC-regulated
Owned by 20 Vermont utilities, including investor-owned, municipals and cooperatives
CVPS owns 40%; equity investments generally based on VTA load share of 43%
Independent management and board of directors

VELCO INVESTMENTS 2004 – 2011
2004	$7.0
2005	$0
2006	$23.0
2007	$53.0
2008	$3.0
2009	$21.0
2010	$43.0
2011	$12.0

2009 Earnings Guidance & Dividends

2009 Earnings Guidance
$1.50 - $1.65 per diluted share (updated from $1.40 - $1.60)

Guidance Drivers
Alt Reg mechanisms (PCAM, ESAM)
ESAM provides ‘floor’ for earnings in the regulated business
Impacts of the economy on retail sales

Dividends
$ 0.92 annual dividend
4.50% annualized dividend yield (as of October 19, 2009)
Long-term strategy is for dividend yield to remain in line with peer utilities
Over short term, significant amount of available capital is being deployed in infrastructure improvements

Future earnings drivers under Alt Reg plan

     Annual ROE adjustment mechanism
2010 allowed ROE will be 9.59%
Future years adjust at ½ the change in the average yield on 10 Yr Treasuries measured over last 20 trading days prior to Oct. 15

     Quarterly Power Cost Adjustment Mechanism (“PCAM”)
100% of fixed and 90% of variable power & transmission costs (the latter beyond a 315k deadband)
Any variances not recovered via the PCAM become part of the ESAM

     Annual Earnings Sharing Adjustment (“ESAM”)
Regulated earnings will fall between -100 bp and +75 bp of allowed ROE

     Rate Base Growth
Growth in rate base, upon which we earn a return, is projected at 8.95% CAGR from 2009-2014

Long-Term Strategy
Provide superior customer service and reliability
Improve financial strength to restore our credit rating to investment grade and to fuel capital investments in our core business and VELCO
Partner with the State and other utilities to create an affordable, reliable and environmentally responsible electric future for Vermont

These strategies create shareholder value over the long term

APPENDIX
EEI Financial Conference
Hollywood, FL  Nov. 1-3, 2009

Key Data Elements
Market Cap at 9/30/09:  $225.6M
2008 Earned ROE:  8.3%
2009 Rate Base:  $381M
2009 Effective Tax Rate:  32 – 34%
2009 Capex (ex. Transco):  $30M
2009 Transco investment:  ~ $21M (December 2009)
~5bp of ROE = $0.01eps
Corp. Credit Rating (S&P):  BB+ / stable
2009 Debt maturities:  $5.5M (Q4)
2008 Peak load:  414.4 MW (Jan. 3)
2008 Avg 12 month system capability:  466.5 MW

Vermont Regulators and Leadership

Key Regulators
        Vermont Public Service board
Adjudicating body that issues rulings in utility matters
Three-member board, appointed by Governor
Six-year, staggered terms
        Vermont Dept. of Public Service
Public Advocate
Commissioner appointed by Governor
Governor James Douglas (R)
First elected in 2002, re-elected in 2008 to serve fourth, 2-year term
Challenged by $64M budget shortfall in 2008-09 and by a General Assembly controlled by Democrats
Does not plan to seek re-election in 2010

Key Data Elements
        2008 Average Number of Customers
136,074 Residential
22,407 Commercial
35 Industrial

        2008 Revenues
40% Residential
32% Commercial
11% Industrial
14% Resale Sales
3% Other Operating Revenue

Owned Generation Overview

	Net Effective Capability / Entitlement (MW)	Generated and Purchased mWh
Wholly-Owned Plants
Hydro	41.2	235,464
Diesel and Gas Turbine	27.3	615
Jointly-Owned Plants (1)
Millstone #3 (nuclear)	20.0	174,540
Wyman #4 (oil)	10.7	905
McNeil (various)	10.7	52,903

Note: (1) includes retired nuclear units

SIGNATURE Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTRAL VERMONT PUBLIC SERVICE CORPORATION

By	U /s/ Pamela J. Keefe Pamela J. Keefe Senior Vice President, Chief Financial Officer, and Treasurer

October 30, 2009